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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 1, 2002


                            THE KUSHNER-LOCKE COMPANY
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                           0-17295                        95-4079057
(State or other jurisdiction of             (Commission           (IRS Employer Identification No.)
 incorporation or organization)             File Number)


11601 WILSHIRE BOULEVARD, 21ST FLOOR
LOS ANGELES, CALIFORNIA                                                           90025
(Address of Principal Executive Offices)                                        (Zip Code)


                                 (310) 481-2000
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

               Effective as of March 1, 2002, Mr. Brett Robinson was terminated as Chief Financial Officer of The Kushner-Locke Company (the "Registrant").

               Effective as of March 6, 2002, Mr. Donald Kushner and Mr. Peter Locke were terminated as Co-Chief Executive Officers of the Registrant.

               Effective as of March 6, 2002, Ms. Alice Neuhauser was retained as Responsible Officer of the Registrant.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2002                  THE KUSHNER-LOCKE COMPANY


                                       By: /s/ ALICE NEUHAUSER
                                          --------------------------------------
                                          Alice Neuhauser
                                          Responsible Officer